UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Global Eagle Entertainment Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 13, 2020. GLOBAL EAGLE ENTERTAINMENT INC. GLOBAL EAGLE ENTERTAINMENT INC. ATTN: JULIA WALDRON 6080 CENTER DRIVE, SUITE 1200 LOS ANGELES, CA 90045 Meeting Information Meeting Type: Annual Meeting For holders as of: May 14, 2020 Date: July 13, 2020 Time: 12:00 PM Pacific Time Location: 6080 Center Drive Suite 1200 Los Angeles, CA 90045 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E79350-P20819

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: PROXY STATEMENT, ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 29, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E79351-P20819

Voting Items THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. 1. Elect each of the following as Class III members of our Board (each to serve for a three-year term): 1a. Robert W. Reding 1b. Eric Sondag 1c. Ronald Steger 1d. Eric Zinterhofer 2. Approve (on an advisory basis) the compensation of our named executive officers for 2019, as disclosed in this Proxy Statement; 3. To indicate (on an advisory basis) the frequency of future advisory votes to approve the compensation of our named executive officers; and 4. Ratify (on an advisory basis) the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof. Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, the 2020 Annual Meeting may be held by means of remote communication (i.e., a virtual-only meeting). If this is determined, we will announce the decision in advance, and will provide details on how to participate. E79352-P20819

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